Exhibit 99.2

 Second Quarter 2017 Investor Presentation

 This investor presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general and the Company’s proposed acquisition of the Clayton Banks and the anticipated timing, benefits, cost, and financial impact thereof. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this news release including, without limitation, the risks and other factors set forth in the Company’s December 31, 2016 Form 10-K, filed with the SEC on March 31, 2017 under the captions “Cautionary note regarding forward-looking statements” and “Risk factors.” Many of these factors are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.   Forward looking statements

 Additional Information and Participants in the Solicitation This investor presentation is for informational purposes only and does not constitute a solicitation of any vote or approval with respect to the Company’s proposed acquisition of the Clayton Banks. The issuance of the shares of the Company’s common stock in connection with the proposed acquisition of the Clayton Banks by the Company will be submitted to the shareholders of the Company for their consideration as required. The Company will file with the SEC a proxy statement and deliver the proxy statement to its shareholders as required by applicable law. The Company may also file other documents with the SEC regarding the proposed acquisition. This investor presentation is not a substitute for any proxy statement or any other document which the Company may file with the SEC in connection with the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED ACQUISITION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and the proposed acquisition, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge at www.firstbankonline.com (in the “Investor Relations” section of such website) copies of the materials it files with, or furnishes to, the SEC. The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed acquisition. Information about the directors and executive officers of the Company is set forth in in the Company’s proxy statement for its 2017 annual meeting of shareholders, which was filed with the U.S. Securities and Exchange Commission on April 28, 2017. Such proxy statement can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

 Use of non-GAAP financial measures  This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding our underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures. Below is a listing of the non-GAAP financial measures used in this presentation. Core net income, core diluted earning per share, the core efficiency ratio, and core return on average assets and equity are non-GAAP measures that excludes securities gains (losses), merger-related and conversion expenses, one time IPO equity grants and other selected items. The Company’s management uses this measure in their analysis of the Company’s performance. The Company’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. The most directly comparable financial measure calculated in accordance with GAAP is the efficiency ratio. Tangible book value per common share and tangible common equity to tangible assets are non-GAAP measures that exclude the impact of goodwill and other intangibles used by the Company’s management to evaluate capital adequacy. Because intangible assets such as goodwill and other intangibles vary extensively from company to company, we believe that the presentation of this information allows investors to more easily compare the Company’s capital position to other company companies. The most directly comparable financial measure calculated in accordance with GAAP is book value per common share and our total shareholder’s equity to total assets.Core deposits is a non-GAAP financial measure used by management and investors to evaluate organic growth of deposits and the quality of deposits as a funding source. We calculate core deposits by excluding jumbo time deposits (greater than $250,000) from total deposits. The most directly comparable financial measure calculated in accordance with GAAP is total deposits.A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are provided on the appendix to this presentation.

   Strategic drivers    Balanced business model buoyed by low-cost core deposit base  Experienced senior management team    Strong financial performer: delivering profitability and growth  Community bank culture and family values  Scalable banking & mortgage platforms  Complementary positions in high growth metropolitan markets and stable community markets

 A leading community bank headquartered in Tennessee  Top 10 banks in Tennessee¹  Top 10 banks under $20bn assets in Tennessee¹  Source: SNL Financial; Note: Deposit data as of June 30, 2016; Pro forma for pending acquisitions announced as of April 28, 20171 Sorted by deposit market share, deposits are limited to Tennessee  #2 community bank in Tennessee

 Attractive footprint with balance between community markets and platforms in high growth metropolitan markets  269123Blue dots  193210228Metro markets  130131135Highway  167169172State county outlines  8715487Green dots  148194148Community markets  Source files are619754_FirstBank Bancorp.ai and mapinfo  Note: Financial data as of March 31, 2017. Market data as of June 30, 2016. Size of bubble represents size of company deposits in a given marketSource: Company data and SNL Financial; 1 Statistics based on county data.                                        Nashville MSA  Knoxville MSA  Chattanooga MSA  Huntsville MSA  Memphis MSA                                            Jackson MSA              Metropolitan marketsCommunity markets        Our current footprint   Total loans (excluding HFS)  Total full service branches  Total deposits  Market rank by deposits: Nashville (13th)Chattanooga (7th) Jackson (4th) Memphis (42nd)Knoxville (43rd) Huntsville (21st)   Paris  Crossville  Dayton  Shelbyville  Smithville  Fayetteville  Waverly  Linden  Parsons  Camden  Huntingdon  Lexington

2016 and 2017 Highlights

Key highlights

- Completed largest bank IPO in Tennessee history in 3Q 2016
- Announced Clayton Banks acquisition in 1Q 2017
- Total 2016 revenues of $255.6 million up 37.3% from 2015
- Loans (HFI) grew 11.5% annualized to $1.90 billion in 1Q 2017, which was an 11% increase from 1Q 2016
- Total deposits grew 4.5% annualized to $2.70 billion in 1Q 2017, which was a 9.4% increase from 1Q 2016
- Interest rate lock commitment (IRLC) volume was $6.34 billion for the last twelve months, up 6.4% from 2016
- Nonperforming assets to total assets declined to 0.56% at 3/31/17 from 0.58% at 12/31/16 and 0.83% at 3/31/16

Financial results

Pro forma core results[1]	2015	2016	1Q17
Diluted earnings per share[2]	$1.91	$2.40	$0.42
Weighted average diluted shares	17.2	19.3	24.6
Net income (in millions) [2]	$32.9	$46.3	$10.3
Return on average assets[2]	1.28%	1.54%	1.31%
Return on average equity[2]	14.4%	16.7%	12.5%
Core efficiency ratio[2]	73.1%	70.6%	73.3%
NIM (tax- equivalent)	3.97%	4.10%	4.28%

[1] Our pro forma net income and tax-adjusted return on average assets include a pro forma provision for federal income taxes using a combined effective income tax rate of 35.08 and 36.75% for the years ended December 31, 2015 and 2016, respectively.
[2] See "Reconciliation of non-GAAP financial measures" and the Appendix hereto.

FB FirstBank

7

   Delivering profitability and growth  Drivers of profitability improvement  1 Our pro forma net income and tax-adjusted return on average assets include a pro forma provision for federal income taxes using a combined effective income tax rate of 33.76%, 35.37%, 35.63%, 35.08%, and 36.75% for the years ended December 31, 2012, 2013, 2014, 2015, and 2016, respectively.2 See “Reconciliation of non-GAAP financial measures” and the Appendix hereto.3 1Q 2017 data reflects the three months ended March 31, 2017   Core pro forma return on average assets1 2 ($mm)   NIM (%)  Noninterest income ($mm)3  +76 bps    Loans / deposits (%)  NPA / assets (%)  (231) bps      Increased ROAA by 67 bps

 Net interest margin driven by multiple levers  Historical yield and costs  1 Includes tax-equivalent adjustment  NIM (%)  3.52%  3.75%   3.93%   3.97%   4.10%   4.28%     NIM, ex-accretion (%)   3.52%  3.75%  3.93%  3.96%  3.97%  4.12%    Deposit cost (%)   0.78%  0.48%  0.36%  0.30%  0.29%  0.32%    Loan (HFI) yield     2015   2016  1Q17  Contractual interest rate on loans HFI1  4.77%  4.70%  4.69%  Origination and other loan fee income  0.28%  0.46%  0.40%    5.05%  5.16%  5.09%  Accretion on purchased loans  0.02%  0.20%  0.25%  Loan syndication fees  0.05%  0.05%  0.08%  Total loan yield (HFI)  5.12%  5.41%  5.42%

     Consistent loan growth and balanced portfolio  Total loan growth1 ($mm) and commercial real estate concentration  Loan portfolio breakdown1    4Q 2012  1Q 2017  Total HFI loans: $1,901mm  Source: Company filings; Note: Financial data as of March 31, 20171 Exclude HFS loans, C&I includes owner-occupied CRE2 Risk-based capital at bank level as reported in Call Report.    Commercial real estate (CRE) concentration2  % of risk-based Capital        12/31/15  12/31/16  3/31/17  C&D loans subject to 100% risk-based capital limit  100%  81%  85%  Total CRE loans subject to 300% risk-based capital limit  210%  184%  186%

 Asset quality continues to improve    Source: Company filings. Financials as of March 31, 20171 1Q 2017 data annualized.  Classified loans ($mm)  Net charge-offs / average loans1  NPAs / assets  LLR / loans        (231) bps  ($50) mm

 Stable, low cost core deposit franchise    Total deposits ($mm)  1 Includes $45.4 million and $47.7 million in mortgage servicing-related escrow deposits for the year ended December 31, 2016 and the quarter ended March 31, 2017, respectively.  Noninterest bearing deposits ($mm)1  CAGR 18.4%  Deposit composition  Cost of deposits      CAGR 9.7%

   Mortgage Banking outlook impacted by higher rates, offset by channel mix  Mortgage Banking LTM revenue of $118.3 millionIRLC pipeline declined 16% from $532.9 million at year ended 2016 to $449.0 million at 1Q 2017Business model continuing to shift to increased purchase volumes given market and interest rate environment Elected fair value accounting for MSRs, resulting in $0.5 million valuation decrease in 1Q 2017Sold $1.1 billion of MSRs in April 2017, resulting in no material gain or loss  Overview  Source: Company filings1 1Q 2017 data reflects the three months ended March 31, 2017  IRLC pipeline volume mix by purpose (%)  IRLC pipeline volume by line of business (%)    Consumer Direct  Correspondent  Third party originated  Retail   Retail footprint            Refinance   Purchase       $3.48bn  $5.97bn  IRLC volume:  IRLC pipeline:  $263mn  $533mn    Gain on Sale ($mm)    Servicing Revenue ($mm)    Fair value HFS change($mm)     Fair value MSR change($mm)   Mortgage banking income    Total($mm)   2015  2016  1Q 20171   $64.3  $ 94.5   $27.6   $ 3.6  $ 12.1   $(4.7)   $ 2.3   $ 11.2    $ 2.7   $ --  $ --   $ (0.5)   $70.2  $117.8   $25.1  $449mn  $1.60bn

Improving operating leverage remains a key objective

Improving operating efficiency

- Continued focus to achieve better operating leverage
  - Bank's core system creates a scalable platform designed to drive and support growth across markets
  - Capacity to grow business in key metropolitan markets, especially Nashville, Knoxville, Memphis and Huntsville MSAs, without adding significant fixed costs
  - Continue to centralize operations and support functions while protecting our decentralized client service model
  - Adjust mortgage banking model to current environment

Core Efficiency ratio (tax-equivalent basis)[1]



Banking Segment
Consolidated
Mortgage Segment
77.7%
71.0%
75.2%
98.0%
69.2%
73.9%
98.0%
69.2%
73.1%
89.2%
64.4%
70.6%
81.4%
64.4%
73.3%
88.7%
2012
2013
2014
2015
2016
1Q17

Source: Company filings
[1] See "Reconciliation of non-GAAP financial measures" and the Appendix hereto. Segment data not available prior to 2013.

FB FirstBank

14

     Summary of capital position  Source: Company filingsSee “Reconciliation of non-GAAP financial measures” and the Appendix hereto. Total regulatory capital at consolidated level.  Capital position  Total capital composition     12/31/15  12/31/16  3/31/2017  Shareholder’s equity / Assets  8.2%  10.1%  10.8%  TCE / TA1  6.4%  8.7%  9.3%  Common equity tier 1  8.2%  11.0%  11.1%  Tier 1 capital  9.6%  12.2%  12.4%  Total capital  11.2%  13.0%  13.3%  Tier 1 leverage   7.6%  10.1%  10.5%  Simple capital structure

Over 110 years of history in Tennessee

Writing the next chapter…



Organic growth
Acquisitions
Other
1990: Jim Ayers acquired sole control of the Bank
2001: Opened branches in Nashville and Memphis
2004: Opened branch in Knoxville
2008: Opened two branches in Chattanooga
2014: Opened branch in Huntsville, Alabama
2015: Awarded "Top Workplaces" by The Tennessean
2016: Rebranded to FB Financial and Completed IPO
Year: 1906 1984 1988 1990 1996 1999 2001 2003 2004 2006 2007 2008 2010 2012 2013 2014 2015 2016 2017(1)
1984: Jim Ayers and associate acquired the Bank
1988: Purchased assets of First National Bank of Lexington; Changed franchise name to FirstBank
1996: Purchased Bank of West Tennessee (Lexington) and Nations Bank branch (Camden)
1999: Acquired First State Bank of Linden
2001: Acquired Bank of Huntingdon
2003: Acquired The Bank of Murfreesboro in Nashville MSA
2007: Acquired branches from AmSouth Bank in Tennessee community markets
2015: Acquired Northwest Georgia Bank in Chattanooga
2016: Completed core operating platform conversion
2016: Completed integration of Northwest Georgia Bank in Chattanooga
2017: Announced acquisition of Clayton Bank and American City Bank
1984 1996 1999 2001 2003 2004 2006 2007 2008 2010 2012 2014 2015 2016 2017(1)
Total assets ($bn)
$0.3 $0.5 $0.8 $1.1 $1.1 $1.5 $1.9 $2.1 $2.1 $2.2 $2.4 $2.5 $3.3 $4.5

(1) 2017 pro forma for Clayton Banks. Excludes purchase accounting adjustments.
Source: Company filings.

FB FirstBank

16

   Acquisition of the Wholly-Owned Banks of Clayton HC, Inc.  Pending acquisition highlights

Strategically compelling and financially attractive transaction

Culture	■ Entrepreneurial owner with West TN heritage ■ High performance DNA ■ Niche lending expertise
Geography	■ Opportunity for operating leverage in existing markets ■ Highly additive in Knoxville MSA ■ Metro / community model
EPS Accretion	■ Immediately accretive to EPS in 2017 ■ 15%+ EPS accretion in first full year of operations and beyond
Tangible Book Value Dilution	■ 1.50 years estimated TBV earnback (crossover method) ■ TBV dilution at closing of ~6.0% ■ Goodwill and intangible assets of $90.5 million
Internal Rate of Return	■ 20%+ internal rate of return
Pro Forma Capital	■ TCE / TA at close ~8.0%[1] ■ Tier I Leverage at close ~9.0% ■ CET I Ratio at close ~9.3% ■ Total RBC Ratio at close ~12.2%

[1] See "Reconciliation of non-GAAP financial measures" and the Appendix hereto.

FB FirstBank

18

 Strategic expansion  (1) Assumes 38.1% tax effect on pre-tax income.Source: Company data and SNL Financial.

 Strategic rationale – In-footprint expansion with highly profitable banks  Track Record of Financial Performance  The Clayton Banks have consistently ranked among the most profitable banks in TN (1)    ROAA(2)        1Q 2017  5-Yr Avg.    Clayton Bank  2.55%  2.30%    American City Bank  1.64%  1.49%    Combined  2.31%  2.09%    Enhances Geography  Enhances presence in 3 of FirstBank’s metro marketsKnoxville – Top 10 pro forma market share with nearly $400 million in depositsJackson – Top 3 pro forma market share rank with 14.4% market shareMemphis – Adds 2 branches and $80 million in deposits# 6 pro forma deposit market share in TN for FirstBankEstablishes new Tullahoma / Manchester community market with #1 deposit market share   (1) SNL Financial. (2) Based on pre-tax income tax-effected at 38.1%.

Strategic rationale – Attractive financial impact, establishes new business

Compelling Valuation		Purchase Price[1]	Total Consideration[2]	FBK Current Multiples[8]
	Aggregate $[3]	$204.7 million	$284.2 million	---
	P / TBV	186%[4]	150%[5]	213%
	P / 2016 Earnings	9.1x[6]	11.9x[7]	13.1x

Business Mix Shift

- Levers FirstBank's strong deposit base by increasing pro forma loan (HFI)-to-deposit ratio from 70% at 3/31/17 to 81%
- Increasing banking contribution to revenue and earnings mix, while diversifying fee income
- Increased market share in strategically important metro markets

Niche Lending

- Clayton Bank has managed Manufactured Housing ("MH") lending through business cycles
- Approximately $300 mm MH loans at year-end (~10% of pro forma loan portfolio)
- Strong risk-adjusted yields with sound credit metrics
- Kevin Kimzey has signed an agreement with FirstBank to continue managing the business and Jim Clayton has entered into an agreement to assist in integrating the business[9]

(1) Defined as 5,860,000 shares of FBK common stock plus $60 million seller note.
(2) Defined as Purchase Price plus $79.5 million return of capital.
(3) Based on FBK closing price of $24.70 as of 2/7/2017.
(4) Stated TCE at 12/31/16 adjusted for $10.4 million dividend related to S-Corp taxes for FY 2016, $4.8 million asset dividend from Clayton Banks to Clayton HC, Inc. and $79.5 million return of capital.
(5) Adjustments consistent with Footnote 4 above, excluding $79.5 million return of capital.
(6) Assumes 38.1% tax-rate on Clayton Banks' 2016 pre-tax income of $38.6 million less 2.75% pre-tax cost of $79.5 million return of capital based on Clayton Bank's 2016 cost of borrowings.
(7) Earnings calculation consistent with Footnote 6 above excluding the cost of the return of capital.
(8) Based on closing price of $24.70 as of 2/7/17; 2016 EPS based on core net income of $46.3 million and 4Q16 diluted shares of 24.5 million.
(9) Agreements to be effective at closing.

FB FirstBank

21

Key transaction assumptions

Transaction Structure	■ Taxable transaction to seller; FB Financial receives a step-up in basis
Cost Savings	■ Estimated noninterest expense savings of 20%, with 50% of such savings being achieved during 2017; 100% achieved in 2018 and thereafter ■ Planned capital expenditure of $3 million for bank improvements and technology upgrades ■ Additional branches in Knoxville market plus community investments considered in model
Transaction Expenses	■ Estimated one-time transaction expenses of $10.0 million, pre-tax
Loan Mark	■ Gross loan mark of $30.2 million (~2.87% of gross loans) ■ Gross loan mark is before reversals of ALLL ($20.4 million), remaining discount on acquired loans ($7.1 million) and deferred loan fees ($4.2 million)
Other Marks	■ $2 million mark on certificates of deposit and borrowings ■ $0.8 million mark on OREO (~25%)
CDI	■ Core deposit intangible of <2% of transaction accounts (~$9.3mm)
Revenue Synergies	■ None assumed; although significant opportunities exist in mortgage and treasury services

FB FirstBank

22

Extensive due diligence conducted

- Close coordination with Clayton Banks' management teams in all aspects of strategy and operations
- Risk management analysis done by FirstBank's senior management, including CEO, CFO, CRO, CCO, Operations, Human Resources, Compliance and General Counsel
- Comprehensive credit review of Clayton Banks' loan portfolios, utilizing both internal and external resources
  - Conducted detailed review, utilizing internal and external resources, with greater than 90% dollar coverage of loans $1 million and above
  - 100% coverage of Clayton Bank consumer loans via credit score refresh
  - 83% dollar coverage of MH Communities loans
- Thorough balance sheet and liquidity analysis
- Extensive review and analysis of existing IT and operational capabilities at Clayton Banks
- Assessment of every facility and developed a plan for future including enhancements where necessary

FB FirstBank
23

 Loan and deposit mix  Pro Forma Loan Portfolio  Pro Forma Deposit Mix  Pro forma loan (HFI)-to-deposit ratio 82%Diversified portfolio with 38% C&I (includes CRE - Owner-Occupied) Pro forma loan yield estimated at 5.70%, FBK’s was 5.42% in 1Q 2017  Deposit profile of combined bank: 48% checking, 80% transactional, with 25% noninterest-bearingPro forma cost of deposits 0.40%, compared to FBK’s 0.32% in 1Q 2017Primary focus remains on core, relationship-focused deposit gathering  Source: Company filings; Note: Financial data as of March 31, 2017. Excludes purchase accounting adjustments.

 Clayton Banks credit quality  Loans Outstanding ($ millions)  NPAs / Assets  NCOs / Average Loans1  ALLL / Gross Loans HFI  CAGR: 7.9%  Source: SNL Financial & Company filings; Note: Financial data as of March 31, 2017.1 Annualized

Manufactured Housing niche lending adds meaningful risk-adjusted profitability

- MH Niche comprised of three areas operated from Knoxville with a national platform
  - MH Communities (MHC)
    - C&I and CRE-focused lending to experienced, sophisticated owners / operators of MH communities
  - MH Retail (MHR)
    - Consumer mortgage / chattel loans for purchase of manufactured homes originated through a network of approved retailers
  - Third Party MH Servicing
    - Leveraging operational expertise to service MH retail loans for third parties, primarily for MH community owners
    - No associated MSR asset

MH Balances ($M)



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
CAGR: 9.7%
$127.2
$13.0
$36.8
$77.4
$167.3
$11.4
$40.5
$115.5
$168.8
$9.6
$43.8
$115.3
$181.8
$8.5
$51.0
$122.3
$196.3
$9.8
$59.0
$127.5
$200.9
$8.0
$67.4
$125.5
$251.2
$6.8
$78.4
$166.0
$300.5
$5.6
$100.4
$194.5
$296.0
$5.4
$104.5
$186.1
2009 2010 2011 2012 2013 2014 2015 2016 1Q17
MH Communities
MH Retail
MH Portfolio

NCOs / Average Loans[1]



2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
0.58%
0.51%
1.54%
0.92%
0.34%
0.41%
0.60%
0.94%
0.44%
0.20%
0.31%
0.00% 0.00%
-0.11% -0.04% -0.07% -0.07%
-0.01%
2009 2010 2011 2012 2013 2014 2015 2016 1Q17
MH Communities
MH Retail

Unpaid Principal Balance & Servicing Revenue[2]



$250
$200
$150
$100
$50
$-
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,266
$1,064
$914
$1,201
$1,358
$1,515
$1,701
$2,223
$629
$117
$96
$91
$94
$111
$125
$152
$188
$193
2009 2010 2011 2012 2013 2014 2015 2016 1Q17
3rd Party UPB Serviced ($M)
Servicing Revenue ($000)

Source: Company documents; Note: Financial data as of March 31, 2017.

[1] Annualized

[2] 1Q 2017 servicing revenue data reflects the three months ended March 31, 2017

FirstBank

26

    Appendix: FB Financial Standalone

 Reconciliation of non-GAAP financial measures  Pro forma core net income

 Reconciliation of non-GAAP financial measures (cont’d)  Pro forma core diluted earnings per share

 Reconciliation of non-GAAP financial measures (cont’d)  Tax-equivalent core efficiency ratio  (1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue.

 Tangible book value per common share and tangible common equity to tangible assets  Reconciliation of non-GAAP financial measures (cont’d)   On June 28, 2016, the Company declared a 100-for-1 stock split, increasing the number of issued and authorized shares from 171,800 to 17,180,000 and 250,000 to 25,000,000, respectively. Additional shares issued as a result of the stock split were distributed immediately upon issuance to the shareholder on that date. Share and per share amounts included in the consolidated financial statements and notes thereto reflect the effect of the split for all periods presented. Additionally, in July 2016, the Company increased the authorized shares from 25,000,000 to 75,000,000.

 Core deposits  Reconciliation of non-GAAP financial measures (cont’d)  Core pro forma return on average assets and equity

    Appendix: Clayton Banks

Overview of Clayton Bank

Clayton Bank Footprint



Overview

- Headquartered in Knoxville, TN with a footprint extending to West Tennessee
- High, sustainable profitability with 2%+ through-the-cycle ROAA, driven by a combination of strong margins and low efficiency ratio
- Manufactured Housing lending niche capitalizes on unique expertise and deep relationships throughout industry vertical

Note: Financial data as of and for the quarter ended March 31, 2017.
(1) Assumes 38.1% tax effect on Pre-Tax income.
Source: Company data and SNL Financial.

Clayton Bank

Headquarters	Knoxville, TN
Year Established	1889
Branches	13
CEO	Travis K. Edmondson
President	Kevin N. Kimzey
Total Assets	$885.4
Deposits	687.2
Total Loans	784.0
Loans / Deposits	114.1 %
ROAA(1)	2.55 %
ROAE(1)	14.3
Net Interest Margin	5.43
Efficiency Ratio	32.1
NPAs / Assets	3.06 %
NPAs / Loans + OREO	3.44
Reserves / NPLs	70.5
Reserves / Loans	2.26
TCE / TA	17.5 %
Leverage Ratio	17.5
Tier 1 Capital Ratio	17.1
Total Capital Ratio	18.3

FB FirstBank
34

Knoxville market presence

Pro Forma Knoxville Footprint


FB Financial Corporation (1)
Clayton Bank and Trust (6)

Knoxville, TN (MSA)

2016 Rank	Institution (ST)	2016 Branches	2016 Deposits ($M)	2016 Market Share (%)
1	SunTrust Banks Inc. (GA)	27	2,905	17.9
2	First Horizon National Corp. (TN)	28	2,626	16.1
3	Regions Financial Corp. (AL)	32	2,209	13.6
4	Home Federal Bank of Tennessee (TN)	19	1,612	9.9
5	BB&T Corp. (NC)	17	1,051	6.5
6	Pinnacle Financial Partners (TN)	7	856	5.3
7	Bank of America Corp. (NC)	3	618	3.8
8	United Community Banks Inc. (GA)	9	456	2.8
	Pro Forma	**7**	**392**	**2.4**
9	**Clayton Bank and Trust (TN)**	**6**	**377**	**2.3**
10	Mountain Commerce Bancorp Inc. (TN)	2	289	1.8
43	**FB Financial Corp (TN)**	**1**	**15**	**0.1**
	Total For Institutions In Market	**273**	**16,264**	**100.0**

Source: Company data, SNL Financial, Knoxville Chamber of Commerce.

Knoxville Economy

- Third largest MSA in Tennessee, largest in East Tennessee
- Supports 120 automotive component manufacturers providing over 13,000 jobs
- Well situated to attract the key suppliers and assembly operations in the southeast
- Highly diversified economy
- Notable Employers:
  - U.S. Department of Energy – Oak Ridge operations ~12,000 jobs
  - Covenant Health ~ 10,000 jobs
  - The University of Tennessee, Knoxville ~ 6,600 jobs
  - Clayton Homes ~ 2,800 jobs
  - Tennessee Valley Authority ~ 1,600 jobs

35

 Clayton Bank historical financials  Source: SNL Financial, Company Documents; Note: Data as of periods shown. Net Income, return on average assets and return of average equity assume 38.1% tax effect on pre-tax income.

Overview of American City Bank

American City Bank Footprint


American City Bank (5)

Overview

- Headquartered in Tullahoma, TN with branches also in Manchester, TN
- Efficiently run, profitable institution with sustainable ROAA of ~1.5%, pricing power and strong capitalization
- Customer-focused business model driven by strong relationships and local market knowledge

Note: Financial data as of and for the quarter ended March 31, 2017.
(1) Assumes 38.1% tax effect on Pre-Tax income.
Source: Company data and SNL Financial.

American City Bank

Headquarters	Tullahoma, TN
Year Established	1974
Branches	5
CEO	Troy D. Martin
Total Assets	$313.8
Deposits	241.4
Total Loans	281.4
Loans / Deposits	116.5 %
ROAA(1)	1.64 %
ROAE(1)	9.0
Net Interest Margin	4.90
Efficiency Ratio	40.5 %
NPAs / Assets	1.06 %
NPAs / Loans + OREO	1.17
Reserves / NPLs	137.3
Reserves / Loans	1.01
TCE / TA	16.4 %
Leverage Ratio	16.2
Tier 1 Capital Ratio	16.3
Total Capital Ratio	17.3

FB FirstBank

37

American City Bank historical financials  Source: SNL Financial, Company Documents; Note: Data as of periods shown. Net Income, return on average assets and return of average equity assume 38.1% tax effect on pre-tax income.

 Enhances both metro and community market presence   Source: Company filings, SNL Financial; Note: Deposit data as of June 30, 2016.

 Pro forma loan portfolio bolsters commercial lending platform  Source: Company filings; Note: Financial data (including pro forma data) as of March 31, 2017. FB Financial data based on GAAP data. Clayton Bank and Trust and American City Bank based on regulatory data. Excludes purchase accounting adjustments.

 Pro forma deposit composition remains transaction account-focused  Source: Company filings; Note: Financial data (including pro forma data) as of March 31, 2017. FB Financial data based on GAAP data. Clayton Bank and Trust and American City Bank based on regulatory data. Excludes purchase accounting adjustments.